EXHIBIT 99

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

On behalf of UnumProvident Corporation 401(k) Retirement Plan (the “Plan”), each of the undersigned, THOMAS R. WATJEN, the President and Chief Executive Officer, and ROBERT C. GREVING, the Executive Vice President and Chief Financial Officer of UNUMPROVIDENT CORPORATION (the “Company”) does hereby certify that:

1. The Plan’s Report on Form 11-K for the fiscal year ended December 31, 2003 (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Plan.

IN WITNESS WHEREOF, each of the undersigned has executed this statement on this the 28th day of June, 2004.

/s/ Thomas R. Watjen
Thomas R. Watjen President and Chief Executive Officer

/s/ Robert C. Greving
Robert C. Greving Executive Vice President and Chief Financial Officer

A signed original of this written certification required by Section 906 has been provided to the UnumProvident 401(k) Retirement Plan and will be retained by the UnumProvident 401(k) Retirement Plan and furnished to the Securities and Exchange Commission or its staff upon request.